UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

ACRES Commercial Realty Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 RXR Plaza
Uniondale, New York		11556
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 516 535-0015

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024 (the “Initial Form 8-K”) by ACRES Commercial Realty Corp. (the “Company”), concerning the decision of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) to select Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, effective upon filing the Form 10-Q for the quarter ended March 31, 2024

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously reported in the Initial Form 8-K, on April 23, 2024, the Audit Committee selected EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective upon filing the Form 10-Q for the quarter ended March 31, 2024. Grant Thornton LLP (“Grant Thornton”) continued as the Company’s independent registered accounting firm until May [7], 2024, when the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 with the Securities and Exchange Commission. At such time, the Company’s retention of Grant Thornton as its independent registered public accounting firm ended.

The reports of Grant Thornton on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, as well as the subsequent interim periods through the date of this report, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in their reports. Additionally, during the fiscal years ended December 31, 2023 and 2022, as well as the subsequent interim periods through the date of this report, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grant Thornton with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by Grant Thornton, dated [May 8], 2024, is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP dated May 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	May [8], 2024	By:	/s/ Eldron C. Blackwell
Eldron C. Blackwell Senior Vice President, Chief Financial Officer and Treasurer